SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☑

Filed by the Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

GREENE COUNTY BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee Paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

General
Voting and Revocability of Proxies
Voting Securities
Security Ownership of Certain Beneficial Owners and Management
PROPOSAL 1 — Election of Directors
Meetings and Committees of the Board of Directors
Directors’ Compensation
Executive Compensation and Other Benefits
Report of the Compensation Committee on Executive Compensation
Compensation Committee Interlocks and Insider Participation
Cumulative Stock Performance Graph
Certain Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
Independent Auditors
Shareholder Proposals
Other Matters
Miscellaneous
ANNUAL REPORT ON FORM 10-K
Appendix A
Appendix B
REVOCABLE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

[LETTERHEAD OF GREENE COUNTY BANCSHARES GOES HERE]

March 28, 2003

Dear Shareholder:

     We invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Greene County Bancshares, Inc. (the “Company”) to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee, on Wednesday, April 23, 2003 at 11:00 a.m., local time.

     The Annual Meeting has been called for the election of directors and to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. Enclosed is a proxy statement, a proxy card and the Company’s Annual Report to Shareholders for the 2002 fiscal year. Directors and officers of the Company as well as representatives of Crowe, Chizek and Company LLP, the Company’s independent auditors for the 2002 fiscal year, will be present to respond to any questions shareholders may have.

     Your vote is important, regardless of the number of shares you own.  On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

     Thank you for your cooperation and your continuing support.

Sincerely,

R. Stan Puckett Chairman of the Board and Chief Executive Officer

GREENE COUNTY BANCSHARES, INC.
100 North Main Street
Greeneville, Tennessee 37743
(423) 639-5111

Notice of Annual Meeting of Shareholders
To Be Held on April 23, 2003

     Notice is hereby given that the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) of Greene County Bancshares, Inc. (the “Company”) will be held on Wednesday, April 23, 2003 at 11:00 a.m., local time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

(1)	to elect four directors of the Company to a three-year term and one director to a one-year term; and

(2)	to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE:  The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournments, the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 21, 2003 will be entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Davis Stroud Secretary

Greeneville, Tennessee
March 28, 2003

It is important that proxies be returned promptly. Therefore, whether or not you plan to be present in person at the Annual Meeting, please sign, date, and complete the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States.

PROXY STATEMENT

of

GREENE COUNTY BANCSHARES, INC.
100 North Main Street
Greeneville, Tennessee 37743
(423) 639-5111

2003 ANNUAL MEETING OF SHAREHOLDERS

April 23, 2003

General

     This Proxy Statement is furnished to shareholders of Greene County Bancshares, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors to be used at the 2003 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), to be held on Wednesday, April 23, 2003 at 11:00 a.m., local time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to shareholders on or about March 28, 2003.

Voting and Revocability of Proxies

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR election of five nominees as directors of the Company. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person or a director where the nominee is unable to serve or for good cause will not serve, and with respect to any other matter presented to the Annual Meeting if such notice has not been properly delivered to the Company in advance in accordance with the Company’s Bylaws. If any other matters are properly brought before the Annual Meeting as to which proxies confer discretionary authority, the persons named in the proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors. Except for procedural matters incident to the conduct of the Annual Meeting, the Board of Directors does not know of any other matters that are to come before the Annual Meeting. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting.

     Shareholders who execute proxies may revoke them at any time prior to their exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Please note that the mere presence of a shareholder at the Annual Meeting will not, by itself, automatically revoke such shareholder’s proxy.

Voting Securities

     The securities that may be voted at the Annual Meeting consist of shares of the Company’s common stock (the “Common Stock”). Each share entitles its owner to one vote on each matter presented at the Annual Meeting. Persons who held shares of Common Stock on March 21, 2003 (the “Record Date”) are entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding as of the Record Date was 6,820,540.

Security Ownership of Certain Beneficial Owners and Management

     Persons and groups beneficially owning more than 5% of the Common Stock are required under federal securities laws to file certain reports with the Securities and Exchange Commission (“SEC”) detailing their ownership. The following table sets forth the amount and percentage of the Common Stock beneficially owned by any person or group of persons known to the Company to be a beneficial owner of more than 5% of the Common Stock as of the Record Date.

	Amount and Nature
Name and Address of	of Beneficial	Percent of Common
Beneficial Owner	Ownership (a)	Stock Outstanding

Phil M. Bachman	709,400(b)	10.40%
1330 E. Allen Bridge Road
Greeneville, Tennessee 37743

(a)	For purposes of this table, an individual is considered to “beneficially own” any share of Common Stock which he or she, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, an individual is deemed to be the beneficial owner of any share of Common Stock of which he has the right to acquire voting or investment power within 60 days of the Record Date.

(b)	Includes 26,440 shares of Common Stock held directly or indirectly by Mr. Bachman’s wife as to which Mr. Bachman disclaims beneficial ownership. Had such shares not been included, Mr. Bachman’s ownership percentage would have been 10.01%.

     The following table sets forth, as of the Record Date, certain information known to the Company as to Common Stock beneficially owned by each director and executive officer of the Company and by all directors and executive officers of the Company as a group.

	Amount and Nature of
	Beneficial		Percent of Common
Name and Position	Ownership (a)(b)		Stock Outstanding

R. Stan Puckett, Chairman of the Board and Chief Executive Officer	122,500	(c)	1.78%
Davis Stroud, Secretary and Director	5,910		*
Phil M. Bachman, Director	709,400	(d)	10.40%
Terry Leonard, Director	53,830		*
James A. Emory, Director	50,090		*
W.T. Daniels, Director	7,500		*
Charles S. Brooks, Director	450		*
Jerald K. Jaynes, Director	10,500		*
Bruce Campbell, Director	4,850		*
Charles H. Whitfield, Jr., Director	3,355		*
Kenneth R. Vaught, Director, President and Chief Operating Officer	2,297	(e)	*

William F. Richmond, Senior Vice President and Chief Financial Officer	8,935	(f)	*
All directors and executive officers as a group (12 persons)	979,617		14.21%

     (Footnotes on following page)

*	Less than 1% of the outstanding Common Stock.

(a)	For the definition of “beneficial ownership,” see Note (a) to the above table.

(b)	Includes shares owned directly by directors and executive officers of the Company as well as shares held by their spouses and children, trusts of which certain directors are trustees and corporations in which certain directors own a controlling interest. Includes shares of Common Stock subject to outstanding options which are exercisable within 60 days of the Record Date.

(c)	Includes options to acquire 63,000 shares of Common Stock currently exercisable by Mr. Puckett at an exercise price equal to 150% of the book value of the Common Stock at the date of grant (a weighted average price of approximately $13.18 per share).

(d)	Includes 26,440 shares of Common Stock held directly or indirectly by Mr. Bachman’s wife as to which Mr. Bachman disclaims beneficial ownership. Had such shares not been included, Mr. Bachman’s ownership percentage would have been 10.01%.

(e)	Includes options to acquire 2,297 shares of Common Stock currently exercisable by Mr. Vaught at an exercise price equal to the estimated fair market value of the Common Stock at date of grant (a weighted average exercise price of approximately $27.01).

(f)	Includes options to acquire 8,735 shares of Common Stock currently exercisable by Mr. Richmond at an exercise price equal to the estimated fair market value of the Common Stock at date of grant (a weighted average exercise price of approximately $22.08).

PROPOSAL 1 — Election of Directors

     The Company’s Board of Directors is currently composed of 11 members, all of whom are listed in the table below, including James A. Emory, who will retire at the Annual Meeting. The Board of Directors has unanimously approved a reduction in the size of the Board of Directors to 10 members effective upon the retirement of Mr. Emory. The Company’s Amended and Restated Charter requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified, with one-third of the directors elected each year. The Company’s nominating committee has nominated for election as directors, Charles S. Brooks, W.T. Daniels, Davis Stroud, Charles H. Whitfield, Jr. and Kenneth R. Vaught, each of whom are currently members of the Board, to serve until his respective successor is elected and qualified. If elected, Mr. Vaught will serve only a one-year term so that the Board’s classes may be as nearly equal as possible. Under Tennessee law, directors are elected by a plurality of the votes cast at an election.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of each of the nominees. If any nominee is unable to serve or for good cause will not serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of a substitute nominee as the Board of Directors may recommend. In the alternative, the Board of Directors may, in its discretion, reduce its size to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unable or unwilling to serve.

     The Board of Directors recommends a vote “FOR” election as directors of all the nominees listed below.

     The following table sets forth certain information with respect to each of the Company’s current directors whose term of office as a director will or, assuming re-election, is expected to continue after the Annual Meeting. Each of the Company’s directors also currently serves as a director of Greene County Bank (the “Bank”), the wholly owned subsidiary of the Company. There are no arrangements or understandings between the Company and any director pursuant to which such person has been selected as a director or nominee for director of the Company, and no director or nominee is related to any other director, nominee or executive officer by blood, marriage or adoption.

		Director		Previous Five-Years Business
			Current Term
Name	Age(a)	Since (b)	to Expire	Experience

BOARD NOMINEE FOR TERM TO EXPIRE IN 2004

Kenneth R. Vaught	38	2002	2003	President and Chief Operating Officer of the Company and the Bank

BOARD NOMINEES FOR TERM TO EXPIRE IN 2006

Charles S. Brooks	64	1990	2003	Chairman of the Board, McInturff, Milligan & Brooks (insurance agency)
W.T. Daniels	58	1987	2003	Property management
Davis Stroud	69	1989	2003	Secretary of the Company and the Bank; Retired; former Executive Vice President of the Company and the Bank
Charles H. Whitfield, Jr.	44	2000	2003	President and Chief Executive Officer, Laughlin Memorial Hospital (hospital management)

DIRECTORS CONTINUING IN OFFICE

Phil M. Bachman	65	1968	2004	President, Bachman-Bernard Motors (automobile dealership)
James A. Emory(c)	69	1983	2004	Retired; former President, J.A.E. Foods, Inc. (restaurant management)
Terry Leonard	64	1975	2004	Owner/Operator, Leonard & Associates (manufacturing)
Bruce Campbell	51	2000	2005	Director, President and Chief Operating Officer, Forward Air Corporation (transportation)
Jerald K. Jaynes	65	1992	2005	Retired; former President & CEO, Unaka Co. Inc. (manufacturing)
R. Stan Puckett	46	1989	2005	Chairman of the Board and Chief Executive Officer of the Company and the Bank

(a)	As of December 31, 2002.

(b)	Indicates year that director first served as a director of either the Company or the Bank.

(c)	Mr. Emory will retire from the Board effective at the Annual Meeting.

Meetings and Committees of the Board of Directors

     The Company conducts its business through meetings of the Board of Directors, which met 16 times during 2002. There are no standing committees of the Board of Directors of the Company. The business of the Bank is conducted through its Board of Directors, which met 16 times in 2002, 12 of which were regular meetings and four were specially called meetings. Each member of the Board of Directors of the Company and of the Bank attended at least 75% or more of the aggregate of (a) the total number of meetings of the boards of directors and (b) the total number of meetings held by all committees on which they served, with the exception of Mr. Campbell, who attended 69% of the aggregate of such meetings.

     The Nominating Committee of the Bank, consisting of Messrs. Leonard, Bachman and Stroud, also acts as the nominating committee for the Company in selecting management’s nominees for election as directors. Nominations may also be made by shareholders, provided such nominations are made in writing and submitted to the Secretary or the President of the Company in accordance with the Company’s Amended and Restated Charter. During 2002, the Nominating Committee did not meet.

     The Audit Committee of the Bank also serves as the audit committee for the Company. During 2002, the Audit Committee of the Bank consisted of Messrs. Jaynes, Leonard, and Whitfield, Jr. Each of the directors who serve on the Audit Committee are “independent” of the Company, as the term “independent” is defined under Rule 4200 (a) (15) of the listing standards of the National Association of Security Dealers, Inc. and the standards promulgated under the Sarbanes-Oxley Act of 2002. In addition, Mr. Jaynes qualifies and shall serve as the committee’s “audit committee financial expert” as such term is defined by the SEC and its recently adopted rules and regulations, and is independent of management of the Company. For 2003, the Chairman of the Audit Committee will be Mr. Jaynes, and Mr. Stroud will be added to the committee. This committee meets at least quarterly to (1) monitor the accounting and financial reporting practices of the Company, and (2) determine whether the Company has adequate administrative, operating and internal accounting controls. The Company’s Board of Directors recently adopted an amended and restated charter for the Audit Committee, a copy of which is attached in Appendix A to reflect changes to its existing charter as a result of the Sarbanes-Oxley Act of 2002, related SEC rules and Nasdaq requirements. This committee met five times during 2002 in its capacity as the Audit Committee for the Company. A copy of the Audit Committee Report is attached as Appendix B.

     The Bank’s Compensation Committee also serves as the compensation committee for the Company. The Compensation Committee consists of Messrs. Bachman, Leonard, Daniels, Brooks and Campbell. It meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees of the Bank and the Company and recommend changes to the respective Boards of Directors. The Compensation Committee met three times during 2002.

Directors’ Compensation

     Directors of the Company meet as a Board on a monthly basis, or more often as needed, to address matters relating to the operation and direction of the Company. The Company does not compensate members of its Board of Directors for any meetings of the Board, except for certain special meetings held on dates other than a regularly scheduled meeting of the Bank’s Board of Directors. During 2002, the Board of Directors of the Company met 16 times, of which one of the meetings was a special meeting as to which the directors were each paid $400 for their attendance.

     Directors of the Company are also directors of the Bank. The Bank compensates members of its Board of Directors for all regular and special meetings. Directors of the Bank received $400 for each regular monthly Board meeting attended in 2002, plus payment of such fee for up to two absences during a year, and $400 for each specially called meeting attended. Effective in January, 2003, this fee was increased to $600. Each Bank director also receives an annual retainer fee of $6,000, paid in equal quarterly amounts. Members of the Executive Committee of the Bank’s Board of Directors also receive $435 for each twice-monthly meeting of the Committee attended, and the two permanent members of the Committee receive an annual retainer of $1,500. Effective in January, 2003, the twice-monthly fee was changed to $400. Members of the Bank’s Audit Committee received $200 for each quarterly meeting during the first three quarters of 2002 and, effective in the fourth quarter of 2002, the fee was increased to $400. Compensation for all other committee meetings was $200 during 2002 and, effective in January, 2003, the fee was increased to $250.

     The Bank maintains a deferred compensation plan (the “Plan”) pursuant to which directors may elect to defer receipt of a portion of their fees by entering into deferred fee agreements with the Bank. The agreements also provide for payment of benefits under certain events of disability, early retirement, termination of employment or death. The Bank is the beneficiary of life insurance acquired with respect to participating directors for purposes of the Plan. During the year ended December 31, 2002, the Bank paid an interest rate of 10% on balances in the Plan.

Executive Compensation and Other Benefits

     Summary Compensation Table. The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and each of the other executive officers of the Company. No other officer of the Bank serves as an executive officer of the Company.

					Long-Term Compensation

					Awards			Payouts
		Annual Compensation
					Restricted	Securities
Name and Principal				Other Annual	Stock	Underlying		LTIP	All Other
Position	Year	Salary	Bonus(a)	Compensation(b)	Award(s)	Options/SARs(#)(f)		Payouts	Compensation (c)

R. Stan Puckett,	2002	$208,000	$80,000	—	—	9,000	(d)	—	$25,290
Chairman of the	2001	200,000	66,500	—	—	9,000	(d)	—	23,275
Board and Chief	2000	200,000	35,300	—	—	9,000	(d)	—	38,192
Executive Officer of the Company and The Bank

Kenneth R. Vaught,	2002	$131,921	$69,000	—	—	—		—	$14,715
Director, President and Chief Operating Officer of the Company and the Bank (g)

William F. Richmond,	2002	$106,243	$33,500	—	—	2,750	(e)	—	$6,375
Senior Vice	2001	94,718	31,500	—	—	2,579	(e)	—	5,683
President and Chief	2000	92,788	11,300	—	—	2,450	(e)	—	13,918
Financial Officer Of the Company and the Bank

(a)	Bonus amounts reflect amounts earned during the stated fiscal year, even if paid in the subsequent fiscal year. All amounts have been restated to reflect this presentation.

(b)	Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in 2002, 2001 and 2000 received by the named executive officers did not exceed 10% of the respective executive’s annual salary and bonus.

(c)	Reflects contributions by the Company to its retirement plans for the benefit of each named officer and payments of directors’ fees to Mr. Puckett and Mr. Vaught. Directors’ fees paid to Mr. Puckett and Mr. Vaught are as follows: $13,290 for 2002, $13,075 for 2001 and $12,692 for 2000 for Mr. Puckett; and $6,800 for 2002 for Mr. Vaught. Contributions to retirement plans made by the Company on behalf of Messrs. Puckett, Vaught, and Richmond for the years 2002, 2001 and 2000 are as follows: $12,000 in 2002, $10,200 in 2001 and $25,500 in 2000 for Mr. Puckett; $7,915 in 2002 for Mr. Vaught; and $6,375, $5,683 and $13,918, in 2002, 2001 and 2000, respectively, for Mr. Richmond. A portion of directors’ fees paid to Mr. Puckett and Mr. Vaught is deferred pursuant to agreements entered into individually with an insurance company.

(d)	Mr. Puckett is granted options each year to purchase 9,000 shares of Common Stock with an exercise price equal to 150% of the Common Stock’s book value at the time of grant and with a term of 10 years. Such options are granted pursuant to a 1989 stock option plan adopted by the Company and as to which Mr. Puckett is the sole participant.

(e)	Granted pursuant to the Company’s 1995 Stock Option Plan as to which options are granted with an exercise price equal to fair market value at date of grant and are exercisable for ten years from date of grant.

(f)	Restated for the five-for-one stock split effected in May, 2001.

(g)	Mr. Vaught became an executive officer during 2002. Disclosure of his compensation is therefore being made for the year in which he became an executive officer and will continue in future years while he is an executive officer.

     Option Grants in Fiscal Year 2002. The following table contains information concerning the grant of stock options to Mr. Puckett under a 1989 stock option plan and to Mr. Richmond under the 1995 Stock Option Plan. No options were granted to Mr. Vaught in 2002. Neither plan provides for the grant of stock appreciation rights.

Number of
	Securities	Percent of Total
	Underlying	Options Granted to
	Options Granted	Employees in Fiscal	Exercise Price(c)		Grant Date
Name	Number of Shares(c)	Year	($ per share)	Expiration Date	Present Value

R. Stan Puckett	9,000 (a)	15.88%	16.41	01/13	$40,410	(b)
Kenneth R. Vaught	—	—	—	—	—
William F. Richmond	2,750	4.85%	19.00	01/13	9,680	(b)

(a)	Options are granted with an exercise price equal to 150% of the book value of the underlying stock on the date of grant.

(b)	Represents the present value of the option at the date of grant as determined using the Black-Scholes option pricing model. In calculating the present value of the option grant, the following assumptions were utilized: (i) the current market price of the underlying Common Stock at the date of grant was $19.00; (ii) the continuously compounded risk-free rate of return expressed on an annual basis was 4.10%; (iii) the risk of the underlying Common Stock, measured by the standard deviation of the continuously compounded annual rate of return of the Common Stock, was 19.53%; and (iv) dividends on the underlying Common Stock increased at an annual rate of 3.0%. These assumptions are used for illustrative purposes only. No assurance can be given that actual experience will correspond to the assumptions utilized.

(c)	Option awards reflect awards earned during the stated fiscal year, even if awarded in the subsequent fiscal year.

     Aggregated Option Exercises in 2002 and Year-End Option Values. The following table sets forth information concerning the value of options held by the named executive officers at the end of the fiscal year.

Number of Securities
			Underlying Unexercised	Value of Unexercised
			Options at Fiscal Year-End	in-the-Money Options at
	Shares Acquired	Value	Exercisable/Unexercisable	Fiscal Year-End (a)(b)
Name	on Exercise (#)	Realized ($)	(Number of Shares)(b)	Exercisable/Unexercisable

R. Stan Puckett	—	—	63,000/—	$413,910/—
Kenneth R. Vaught	—	—	2,297/2,814	$1,148/$4,593
William F. Richmond	—	—	8,735/7,704	$12,907/$9,819

(a)	Represents the difference between the closing price of underlying Common Stock, as reported on the Nasdaq National Market System as of December 31, 2002 ($19.75), and the respective weighted average exercise prices of the outstanding options. Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option and out-of-the-money if the exercise price of unexercisable options exceeds current fair market value.

(b)	Option values reflect options earned during the stated fiscal year, even if awarded in the subsequent fiscal year.

     Retirement Plans. The Company maintains a contributory profit sharing plan (“PSP”) covering certain employees with more than one year of service. The Company contributes a discretionary and immediately vested 3% of compensation, excluding bonuses and overtime, to the PSP. In addition, the Company contributes an additional discretionary 3% of compensation, excluding bonuses, commissions and overtime, which vests after two years of employment. The latter 3% discretionary contribution excludes employees of the Bank’s subsidiaries. The PSP allowed employees to contribute between 1% to 20% of their compensation in 2002.

     Contributions in the amount of $12,000, $7,915 and $6,375 were made for the accounts of Messrs. Puckett, Vaught and Richmond, respectively, under the PSP in 2002. Mr. Puckett, Mr. Vaught and Mr. Richmond are fully vested under the PSP.

     Employment Contract. The Company entered into an employment agreement with Mr. Puckett effective January 23, 1996, without any specified term, to serve as President and Chief Executive Officer of the Company. In June 2002, Mr. Vaught assumed the title of President while Mr. Puckett retained the position of Chief Executive Officer. The Board of Directors and Mr. Puckett mutually agreed to this change, which will not affect Mr. Puckett’s employment contract.

     Mr. Puckett’s agreement, which is terminable by either party at any time, provides for a base salary plus directors’ fees, life insurance, participation in benefit plans and other fringe benefits. If Mr. Puckett’s employment is not continued by mutual agreement following a merger or acquisition involving the Company, Mr. Puckett shall be entitled to a payment equal to two years’ compensation (defined to include his base salary plus fringe benefits and the value of his stock options). The payment that would be made to Mr. Puckett, assuming his termination of employment under the foregoing circumstances at December 31, 2002, would have been approximately $478,250. This provision may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company.

Report of the Compensation Committee on Executive Compensation

     Decisions on compensation of the Company’s Chief Executive Officer are made by a five-member Compensation Committee of the Board of Directors of the Bank. Each member of the Compensation Committee is a non-employee director and is appointed annually.

     The Committee is responsible for developing and making recommendations to the Board of Directors concerning compensation paid to the Chief Executive Officer and, based upon the recommendation of the Chief Executive Officer, all other employees. The Committee is further responsible for administering all aspects of the Company’s executive compensation program. Executive compensation is intended to be set at levels that the Compensation Committee believes is consistent with others in the Company’s industry, and the Committee also considers general economic conditions and other external factors.

     Base salaries for executive officers are determined initially by evaluating the responsibilities of the position held, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company and the performance of the executive. Compensation paid during 2002 to executive officers consisted of base salary, bonus, stock options and contributions paid with respect to the Company’s retirement plans. It is the philosophy of the Compensation Committee that stock options should be awarded to the key employees of the Company to promote long-term interests between such employees and the Company’s shareholders and to assist in the retention of such employees. Payments to the Company’s retirement plan are made to certain employees on a non-discriminatory basis.

     Messrs. Puckett and Vaught receive a bonus award based upon return on average equity and return on average assets of the Bank, as well as overall performance reviews. Mr. Richmond receives a bonus award based upon the discretion of the Chairman and Chief Executive Officer of the Company. The bonus awarded to Messrs. Puckett, Vaught and Richmond in 2002 were $80,000, $69,000, and $33,500, respectively which totaled 38.46%, 52.30% and 31.53%, respectively, of their base salaries for 2002.

     The Committee believes that Mr. Puckett’s total compensation for 2002 appropriately reflected his contribution to the Company’s financial results. The Committee believes that the Company’s overall performance was indicative of a well-managed company during a challenging business climate.

Compensation Committee

Terry Leonard, Chairman Philip M. Bachman, Jr. Charles Brooks W.T. Daniels Bruce Campbell

March 28, 2003

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of Messrs. Leonard, Bachman, Brooks, Daniels and Campbell.

     Except as described below with respect to Directors Brooks and Bachman, no member of the Compensation Committee of the Board of Directors of the Company was (a) either (i) an officer or employee of the Company or any of its subsidiaries during the fiscal year ended December 31, 2002, (ii) a former officer of the Company or any of its subsidiaries, or (iii) an insider (i.e., director, officer, director or officer nominee, greater than 5% shareholder, or immediate family member of the foregoing) of the Company or any of its subsidiaries that (b) engaged in transactions with the Company or any subsidiary involving more than $60,000 during the fiscal year ended December 31, 2002.

     The Company purchases insurance coverage from McInturff, Milligan and Brooks of which Mr. Brooks is Chairman of the Board. During 2002, premiums totaling $273,877 were paid by the Company to McInturff, Milligan and Brooks. Management believes the fees paid are fair and reasonable and do not exceed those premiums that would be paid to a third- party firm.

     The Company offers insurance products (accident and health, term life, and credit life) to its loan customers through Mountain Life Insurance Company, a subsidiary of Mountain Services Corporation, of which Mr. Bachman has a minority ownership interest and also sits on the Board of Directors. During 2002, the Company forwarded $472,026 in premiums to Mountain Life Insurance Company. These premiums are net of the Company’s customary rebate incurred in the normal course of business. Management believes these insurance products offered to its customers are competitive with similar products offered by other insurance companies.

Cumulative Stock Performance Graph

     The following graph shows the cumulative total return on the Common Stock of the Company over the last five years, compared with (1) the Russell 3000 Index, (2) the Nasdaq Bank Index and (3) the Standard and Poor’s 500 Banks Index (“Banks Index”). The Company has elected to begin using the Russell 3000 Index as a broad equity market index and the Nasdaq Bank Index as a line-of-business index, as the Company believes these indices are more representative of the broad market and the Company’s line of business, respectively, than the Standard and Poor’s 500 (“S&P”) indices used in the cumulative stock performance graph in prior years. Moreover, in conjunction with its Common Stock listing on the Nasdaq National Market during the year ended December 31, 2002, the Company believes the timing of a comparative index change is appropriate. In addition, Standard and Poor’s has informed the Company that both the S&P Bank Composite Index and the S&P Banks (Major Regional) Index used in the December 31, 2001 proxy statement have been substantially reconfigured and reformulated and that the Banks Index has a statistically significant correlation to both of the reconfigured indices. The Company thus believes that, based on the information provided to it by Standard and Poor’s, the Banks Index serves as the successor to both the S&P Bank Composite Index and the S&P Banks (Major Regional) Index. Accordingly, the Banks Index is being included for comparison purposes only and will not be used in the future.

     Cumulative total return on the stock or the index equals the total increase in value since December 31, 1997 assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on December 31, 1997 in the Common Stock and also in the securities included in the indices used for comparison purposes. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock of the Company or particular index. Prior to the Company listing its Common Stock on the Nasdaq National Market effective October 1, 2002, there was no established public trading market in which shares of the Common Stock are regularly traded, nor were there any uniformly quoted prices for the shares of Common Stock.

CUMULATIVE TOTAL SHAREHOLDER RETURN
COMPARED WITH PERFORMANCE OF SELECTED INDICES

At December 31, 1997 through 2002

			Period Ending

Index	1997	1998	1999	2000	2001	2002

Greene County Bancshares, Inc.	100.00	117.35	155.93	169.30	86.99	111.03
Russell 3000 Index	100.00	124.14	150.09	138.89	122.98	96.49
Nasdaq Bank Index	100.00	99.36	95.51	108.95	117.97	120.61
Standard & Poor’s 500 Banks Index	100.00	105.98	91.68	108.61	108.61	107.62

Certain Transactions

     The Company and its subsidiaries have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal shareholders. All loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectability nor presented other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during and with respect to the year ended December 31, 2002, all such filing requirements were timely satisfied except as to Mr. Vaught, who filed one late report on Form 3 in July 2002; Mr. Jaynes, who filed one late report on Form 4 in April 2002; Messrs. Brown(1), Moser(1), Brooks, Campbell, Daniels, Emory, Bachman, Puckett, and Richmond, who each filed one late report on Form 5 in February 2002.

(1) Former directors

Independent Auditors

     The Company entered into a three-year agreement in 2000 with the certified public accounting firm of Crowe, Chizek and Company LLP to serve as independent auditors for the Company, beginning with the fiscal year ended December 31, 2000. Crowe, Chizek and Company LLP served as the Company’s independent auditors for the year ended December 31, 2002 and will serve as the Company’s independent auditors for the year ending December 31, 2003.

     A representative of Crowe, Chizek and Company LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he so desires.

     During the year ended December 31, 2002, the Company incurred the following principal independent auditor fees:

Audit Services(a):	$92,200
Audit-Related Services(b):	$7,015
Tax Services	$-0-
Other Services(c):	$14,420

(a)	Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and report on management’s assertion regarding internal controls.

(b)	Fees incurred were for general accounting matters and certain procedures related to the Company’s collateral position for its borrowings from the Federal Home Loan Bank of Cincinnati. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Crowe, Chizek and Company LLP.

(c)	Fees incurred for corporate governance advisory services. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Crowe, Chizek and Company LLP.

Shareholder Proposals

     If a shareholder wishes to have a proposal included in the Company’s proxy statement for the Company’s 2004 Annual Meeting of Shareholders, that proposal must be received by the Company at its executive offices in Greeneville, Tennessee by November 29, 2003. If the Company is not notified of a shareholder proposal by March 14, 2004, then the Company may have the discretion to vote the proxies received for the Annual Meeting of Shareholders against such shareholder proposal, even though such proposal is not discussed in the proxy statement. Shareholder proposals should be addressed to Secretary, Greene County Bancshares, Inc., 100 North Main Street, Greeneville, Tennessee 37743. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the Company’s 2004 Annual Meeting of Shareholders any shareholder proposal that does not satisfy the requirements for inclusion as established by the Securities and Exchange Commission at the time of receipt.

Other Matters

     The Board of Directors is not aware of any other business to be presented for action by the shareholders at the Annual Meeting other than those matters described in this Proxy Statement and matters incident to the conduct of the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board of Directors.

Miscellaneous

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone number without additional compensation.

     The Company’s 2002 Annual Report to Shareholders (the “Annual Report”), including financial statements, has been mailed to all persons who were shareholders of record as of the close of business on the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of this proxy solicitation material or as having been incorporated herein by reference.

BY ORDER OF THE BOARD OF DIRECTORS

Davis Stroud Secretary

Greeneville, Tennessee
March 28, 2003

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission will be furnished without charge to persons who were shareholders as of the Record Date upon written request to the Secretary, Greene County Bancshares, Inc., 100 North Main Street, Greeneville, Tennessee 37743 or by calling (423) 639-5111.

Appendix A

Greene County Bancshares, Inc.
Restated and Amended
Audit Committee Charter

Purpose of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors:

•	In its oversight of the Company’s accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures;

•	In its oversight and supervision of the Company’s internal audit and loan review functions;

•	In its oversight of the certification of the Company’s quarterly and annual financial statements and disclosures and assessment of internal disclosure controls by the Company’s Chief Executive Officer (CEO) and Chief Financial Officer (CFO);

•	In its oversight of Company’s consolidated financial statements and the independent external audit thereof, including the appointing, compensating, overseeing (including resolving any disagreements between management and the independent external auditor regarding financial reporting), and evaluating and, where deemed appropriate, replacing the registered independent external auditors (or nominating the registered independent external auditors to be proposed for shareholder approval in any proxy statement); and

•	In evaluating the independence of the external auditors.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of Company’s consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent external auditor is responsible for planning and carrying out a proper audit of the Company’s annual consolidated financial statements, reviews of Company’s quarterly consolidated financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company, accountants, or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing, accounting reviews, procedures, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on:

•	The integrity of those persons and organizations within and outside the Company from which it receives information;

•	The accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and

•	Representations made by management.

The independent external auditors for the Company are ultimately accountable to the Board of Directors as assisted by the Audit Committee. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, nominate the independent external auditors to be proposed for shareholder approval in the proxy statement. The Audit Committee shall pre-approve all audit and permissible non-audit services proposed to be provided by the Company’s external auditors in compliance with section 202 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission (“SEC”) rules and regulations. The independent external auditors shall submit to the Company annually a formal written statement delineating all relationships between the independent external auditors and the Company (“Statement as to Independence”), addressing each non-audit service provided to the Company. The Audit Committee shall be responsible for considering whether any services provided by the external auditor would cause the external auditor to not be independent of the Company.

Composition of the Audit Committee

The Audit Committee shall be comprised of at least three independent members of the Board of Directors, each of whom shall meet the independence and experience requirements of the NASDAQ, Section 10(A) of the Securities Act of 1934, and applicable rules and regulations of the SEC and shall not be an affiliate of the Company or any of its subsidiaries, as defined by the SEC or NASDAQ, and shall otherwise satisfy the applicable membership requirements under the rules of the SEC or NASDAQ, as such requirements are interpreted by the Company’s Board of Directors in its business judgment.

Each member of the Audit Committee must be able to read and understand the Company’s financial statements. One member of the Audit Committee must be an “audit committee financial expert”, as defined by the SEC. The Board of Directors will determine whether or not the Company has an “audit committee financial expert” and identify who qualifies. To be defined a “financial expert” this individual, through education and/or experience, must have an understanding of financial statements and generally accepted accounting principles (“GAAP”); an ability to assess the general application of accounting principles for estimates, accruals, and reserves; experience with financial statements with similar accounting issues as the Company; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

Members of the Audit Committee shall be appointed annually by majority vote of the Board of Directors and shall serve until the next annual meeting of the Board of Directors or until their successors shall be duly qualified and appointed.

Meetings of the Audit Committee

The Audit Committee shall meet quarterly, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements, quarterly financial results, and the required certifications of the CEO and CFO, and various internal auditing and loan review reports. At least annually, the Audit Committee should meet separately with the internal auditor, loan review officer, and the independent external auditor, without any members of management being present, to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately.

The Audit Committee may request any officer or employee of the Company, the Company’s independent counsel, or independent external auditors to attend a meeting of the Audit Committee or to meet with any consultants to the Audit Committee.

Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Minutes of each meeting will be prepared with copies to be provided to members of the Audit Committee and made available to management, the independent external auditors, internal auditors, and regulatory examiners.

The chairman of the Audit Committee will make a report to the Board on the results of each meeting of the Audit Committee.

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Responsibilities of the Audit Committee

I.	Overseeing Financial Reporting and Disclosures

a.	Reading of Financial Statements and Disclosures. The Audit Committee shall read all financial statements and related disclosures included in the Company’s periodic and annual filings with the SEC, and consider whether the financial statements and related disclosures accurately and appropriately reflect their knowledge of the financial condition of the Company and its results of operations.

b.	Accuracy of Financial Reports. The Audit Committee shall require management to make all material correcting adjustments to the Company’s quarterly and annual consolidated financial statements to be filed with the SEC, that are identified by the independent external auditor as being required by GAAP or the rules of the SEC.

c.	Disclosure of Off-Balance-Sheet Transactions. On a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC’s disclosure requirements regarding the Company’s requirement to disclose, in quarterly and annual SEC filings, all material off-balance-sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital resources, or significant components of revenues or expenses.

d.	Disclosure of Pro Forma Financial Information. On at least a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC’s pro forma information disclosure requirements regarding the Company’s requirement to only disclose in SEC filings, or in any public disclosures or press or other release, pro forma financial information that does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the pro forma financial information, in light of the circumstances under which it is presented, not misleading; and to reconcile the pro forma financial information with the financial condition and results of operations of the Company under GAAP.

e.	Management Certification of Financial Statements and Disclosures, and Assessment of Internal Controls. The Audit Committee shall ensure that the Company has established adequate procedures to ensure that quarterly and annual financial statements and disclosures, required to be reported to the SEC, are accurate and complete. This will include reviewing and approving the process to be followed by management to comply with quarterly and annual CEO and CFO certifications required by the SEC. The Audit Committee shall be responsible for discussing the results of the quarterly and annual CEO and CFO certification process with management to consider whether the Company has appropriately fulfilled its quarterly and annual SEC reporting requirements. In reviewing and considering the quarterly and annual certifications of the CEO and CFO, the Audit Committee shall also obtain, review and consider any applicable reports issued by the internal auditor or the independent external auditor.

f.	Disclosure of Code of Business Conduct and Ethics. The Audit Committee shall determine that the Company has complied with applicable requirements of the SEC to disclose, in the Company’s Form 10-K, whether or not, and if not, the reason therefore, the Company has established a Code of Ethics for senior financial officers (CFO, controller, and/or accounting manager). Also, the Audit Committee shall inquire of management to determine that changes in or waivers of the Code of Ethics are approved by the Audit Committee, and reported promptly to the SEC by the Company on a Form 8-K.

g.	Disclosure of “Audit Committee Financial Expert.” The Audit Committee shall determine whether the Company has complied with applicable requirements of the SEC to disclose in the Company’s Form 10-K (or Annual Proxy Statement) whether the Audit Committee has an “audit committee financial expert” as defined by the SEC, and any related disclosures required by SEC regulations.

h.	Disclosure of Audit Committee Approval of Permissible Non-Audit Services. The Audit Committee shall determine that the Company has complied with applicable requirements of the SEC to disclose in the Company’s Form 10-K and Annual Proxy Statement, the approval by the Audit Committee of all permissible non-audit services to be performed by the Company’s independent external auditor.

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i.	Real Time Issuer Disclosures. The Audit Committee shall determine that the Company has implemented procedures to comply with applicable requirements of the SEC to report to the SEC real time (prompt) disclosures of any material changes in the Company’s financial condition or results of operations.

II.	Approval of Related Party Transactions

The Audit Committee shall approve all Company transactions with related parties, including loans and extensions of credit, fees and commissions for services, purchases or sales of assets, rental agreements, and any other financial arrangements. For purposes of this Audit Committee responsibility, the definition of related parties will follow the definition of insider loans as provided in Regulation O of the banking regulations.

III.	Approval of Expenses of Executive Management

All expenses of personnel defined as executive management, for purposes of complying with applicable Company regulations, shall be reported to the Audit Committee on a quarterly basis.

IV.	Independent External Auditor

The Audit Committee shall have the sole authority to appoint or replace the Company’s independent external auditor, including the regular rotation of the external auditor’s lead partner and concurring partner, if so required by applicable SEC rules and regulations. The Audit Committee should also pre-approve the compensation of the external auditor, and evaluate the external auditor’s independence, qualifications and expertise. The Audit Committee shall also pre-approve all permissible non-audit services and fees to be provided by the Company’s independent external auditor. The pre-approval of audit and non-audit services and fees of the independent external auditor may be documented by a member of the Audit Committee signing annual or periodic engagement letters that define in general terms the type of services to be provided and the range of fees that are considered acceptable for such services, or as otherwise documented in the minutes of the Audit Committee meetings. The actual compensation paid to the independent external auditor, for all such pre-approved services and fees, are to be reported to the Audit Committee by management on at least a quarterly basis.

The Audit Committee shall pre-approve the Company’s hiring of any employee or affiliate of the external auditor. No employee of the external auditor who, within one year prior to the initiation of the audit, participated in any capacity in the Company’s audit shall be hired as the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller or any person serving in an equivalent position.

V.	Internal Audit, Loan Review, and External Audit Plans

The Audit Committee should review the internal audit, loan review and independent external audit annual audit plans, including the degree of coordination of the respective plans.

The Audit Committee should inquire of the internal auditor and independent external auditor as to the extent to which the planned audit scopes can be relied upon to detect material misstatements in the Company’s financial statements, weaknesses in internal accounting and disclosure controls, and fraud, as appropriate. Additionally, the Audit Committee should inquire regarding the audit plans to ensure that such plans address the related impact on financial risk and internal controls.

The Audit Committee should inquire of the loan review officer to ensure that the annual loan review plan addresses asset quality and the adequacy of the allowance for loan losses.

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VI.	Audit Results

The Audit Committee should review with management and the independent external auditor the results of the quarterly financial statement reviews, and the results of the annual financial statement audit. The Audit Committee should also review with management and the independent external auditor their assessment of the quality of the Company’s accounting principles, including the identification of, and disclosure within the Company’s periodic SEC filings, the Company’s critical accounting policies, the adequacy of internal accounting and disclosure controls and the resolution of identified significant deficiencies or material weaknesses and reportable conditions in internal accounting and disclosure controls.

The Audit Committee should also review internal audit and loan review reports for evaluation of the Company’s internal controls, asset quality, the adequacy of the allowance for loan losses, and compliance with laws and regulations, and other audit reports deemed significant by the Committee.

Based on this review, the Audit Committee shall make its recommendation to the Board of Directors as to the inclusion of the audited consolidated financial statements in the Company’s annual report on Form 10-K.

VII.	Annual Proxy Statement Disclosure

The Audit Committee should report audit activities to the Board of Directors and issue an annual report to be included in the Company’s proxy statement (including appropriate oversight conclusions) for submission to the shareholders. In addition, the Audit Committee should re-approve the Audit Committee Charter, annually, with a copy of the charter filed with the SEC at the earlier of (a) every three (3) years, or (b) immediately after any amendment. The Audit Committee will report to management for inclusion on their annual report Form 10-K if a member has been defined, by the Board, as an “audit committee financial expert” and that expert’s name. Management may opt to include this information in the Company’s Annual Proxy Statement (as long as the proxy is filed within 120 days of fiscal year end) and reference this information on their annual report Form 10-K.

VIII.	Independent External Auditor Communication With the Audit Committee

It is the independent external auditor’s responsibility, as required by generally accepted auditing standards, to make certain communications to the Audit Committee on at least an annual basis. Such matters include the independent external auditor’s responsibility under generally accepted auditing standards, matters pertaining to the external auditor’s independence, selection of or changes in significant accounting principles, management’s judgments and significant accounting estimates, significant audit adjustments posted or uncorrected, the external auditors responsibility and consideration of other information that accompanies the audited consolidated financial statements, any disagreements with management, any difficulties encountered during the audit, any consequential illegal acts or irregularities, any major issues discussed with management prior to retention of the external auditors as auditors of the Company for the current fiscal year, or instances of management consultation with other accountants regarding significant accounting or auditing matters, and any management advisory services and fees provided by the independent external auditor

IX.	Communication of Concerns of the Audit Committee With the Independent External Auditor

The Audit Committee shall be responsible for informing the independent external auditor of any serious concerns regarding the accuracy and integrity of the Company’s financial reporting, any serious concerns regarding the honesty and integrity of the Company’s management, and any serious concerns regarding the adequacy of the Company’s internal accounting and disclosure controls. In fulfilling these responsibilities the Audit Committee is aware that it is illegal for an officer or director of the Company to mislead or lie to the independent external auditor.

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X.	Internal Audit and Loan Review Supervision

At least annually, the Audit Committee should review the competence, objectives, and effectiveness of the internal audit and loan review functions.

The Audit Committee should review and approve the annual internal audit and loan review plans, monitor the completion of these plans, and approve any changes to the annual plans. The Audit Committee should review the internal audit and loan review periodic reports, including the conclusion of the internal auditor regarding the adequacy of the Company’s internal accounting and disclosure controls. The Audit Committee should meet with the internal auditor and loan review officer at least quarterly and discuss the status of completion of the annual plans, and review follow up to noteworthy comments from previous reports. The Audit Committee should assess the need for further audit follow-up and investigation to any concerns brought to their attention.

XI.	Information Systems Audit

The Audit Committee should review the appointment and replacement of the information systems audit function. At least annually, the Audit Committee should evaluate the effectiveness of the function and consider the need to make changes to ensure that the objectives are being met.

The Audit Committee should review and approve the information systems auditor’s plan and subsequent reports. The Audit Committee should ensure the information systems auditor is coordinating with the Company’s Internal Audit Coordinator who completes a semi-annual checklist relating to information systems objectives.

XII.	Fraud Reporting and Handling of Complaints

The Audit Committee shall have the responsibility for establishing procedures for:

•	The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

•	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee shall also establish procedures to ensure that no retaliation will be allowed to occur against anyone who reports potential fraud or a complaint in good faith.

XIII.	New Accounting Pronouncements

Changes in accounting standards that have a material effect on the consolidated financial statements and new or changing regulations which will affect compliance issues or the approach taken towards evaluating the internal control structure, should be explained to the Audit Committee by financial management, the internal auditor, or the independent external auditor.

XIV.	Continuing Education for the Audit Committee

The Audit Committee shall establish a program of regular continuing education for all Audit Committee members to ensure that they are properly equipped to fulfill their responsibilities.

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XV.	Review of Legal Matters

The Audit Committee should meet with the Company’s general in-house legal counsel and outside legal counsel, when appropriate, to discuss legal matters that have a significant impact on the Company’s consolidated financial statements. An assessment of the Company’s legal liability should be reviewed for any pending or threatened litigation, including establishment of any appropriate reserves or financial disclosures until the matter is adjudicated.

XVI.	Areas Requiring Special Attention

The Audit Committee shall have the authority to obtain detailed reports from management, the independent external auditor, the internal auditor, or the information systems auditor related to significant matters affecting the financial reporting process, internal controls, or other similar areas of special interest or concern to the Audit Committee.

XVII.	Additional Activities

The Audit Committee shall perform such additional activities, and will consider other matters within the scope of its responsibilities, as the Audit Committee or the Board of Directors deems necessary or appropriate.

Authority to Hire Independent Advisors

The Audit Committee shall have the authority, without the prior permission of the Board of Directors, to engage its own accountants, legal counsel, or other advisors, from time to time, as it determines necessary to carry out its duties.

Funding

The Company shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of compensation –

•	To the registered independent external auditor employed by the Company for the purpose of rendering or issuing an audit report; and

•	To any advisors employed by the Audit Committee.

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Appendix B

Audit Committee Report

     The Board of Directors of the Company has appointed an Audit Committee, consisting of three directors, which assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and those independent standards promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those matters described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

     The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee held five meetings during 2002.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

March 18, 2003	Jerald K. Jaynes, Chair Terry Leonard, Member Charles H. Whitfield, Jr., Member

GREENE COUNTY BANCSHARES, INC.
100 North Main Street
Greeneville, Tennessee 37743

REVOCABLE PROXY FOR THE ANNUAL MEETING
OF SHAREHOLDERS
April 23, 2003

     The undersigned hereby constitutes and appoints R. Stan Puckett and William F. Richmond, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Greene County Bancshares, Inc. (the “Company”) to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Wednesday, April 23, 2003 at 11:00 a.m., local time, and any adjournments thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.

     This proxy is solicited by the Board of Directors of the Company, will be voted in accordance with the instructions marked herein, and will be voted (i) FOR the election of directors and (ii) as determined by a majority of the Board of Directors as to other matters, if no instructions to the contrary are marked herein and to the extent this proxy confers discretionary authority.

1.	The Election of Directors: Charles S. Brooks, W.T. Daniels, Davis Stroud, Charles H. Whitfield, Jr. and Kenneth R. Vaught

☐	FOR all nominees listed above (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name below.)

2.	The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of the Shareholders and Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2002, and hereby revokes any proxy heretofore given. This proxy may be revoked at any time before its exercise.

Date:_____________________________________

Signature:_________________________________

Signature:_________________________________

Please mark, date and sign as your name appears herein and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signor is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.